UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                February 13, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               PIONEER OIL AND GAS
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                             Utah 0-30472 87-0365907
    ------------------------------- ------------------------ ----------------
     (State or other jurisdiction of (Commission File Number) (IRS Employer incorporation) Identification No.)


           1206 W. South Jordan Parkway, Unit B South Jordan, UT 84095
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 566-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5: Pioneer Oil and Gas (the "Company")is filing this form 8K pursuant to an offer it is making to shareholders of record owning 1000 or less shares in the Company's stock. The offer is made pursuant to the letter attached to this Form 8K as an exhibit.

Item 7: Financial Statements and Exhibits.

       (c) Exhibits.   The following exhibit is furnished pursuant to Item 5
                       of Form 8-K:


               99 Letter to shareholders owning 1000 or less of Company's stock wherein the Company has offered to repurchase the shares.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   PIONEER OIL AND GAS
                                                   Registrant


Date: February 13, 2004                             /s/ Don J. Colton
                                                 -------------------------
                                                   Don J. Colton
                                                   President

Exhibit 99




February 12, 2004

         Re:      Offer to Buy-Back small shares

Dear Shareholder:

Pioneer Oil and Gas ("Company") is offering to purchase the shares you own in the Company at the closing ask price of $.45 per share quoted on http://finance.yahoo.com on February 12, 2004. This offer is being made to all shareholders of record of Pioneer Oil and Gas as of June 11, 2003, that own 1,000 shares in the Company or less. The reason Pioneer Oil and Gas is making this offer is to reduce its administrative costs of having to mail annual reports and proxies to shareholders with minimum amount of stock in the Company. Presently, the Company has about 1,123 shareholders of record with approximately 900 of the shareholders holding 1,000 shares or less in the Company. The 900 shareholders account for little more then about 4.0% of the total outstanding and issued shares of the Company, however, they account for more than 75% of the cost of all stockholder mailings.

You have the right to reject or accept the offer made to you by Pioneer Oil and Gas. However, there are advantages in accepting the offer because you will not be charged a broker's fee or any other transaction costs in accepting the offer. Many shareholders that we are making the offer to own less then 100 shares and if they attempted to sell the shares through a broker the fee would wipe out most if not all of the funds they would receive in selling their stock. Further, we are making the offer based on the ask price which is a premium over a typical sale of stock wherein a seller usually gets a price somewhere between the bid and the ask.

If you are willing to accept the offer made herein, please return your stock certificate in the enclosed stamped envelope by March 1, 2004. Before sending make sure you have signed the back of the stock certificate exactly as shown on the stock certificate and have a bank guarantee your signature when signed. Usually a bank will not charge you for a bank guarantee if you have an account at their bank. Upon our receipt of your stock certificate we will retire your stock and send you a check that will be computed by taking the number of shares you have and multiplying it by $.45, the ask price as of February 12, 2004.

We appreciate your consideration of this offer and if you should have any questions regarding the offer, please call us at 1-800-723-8202.

           Thank you for your consideration,

            /s/ Gregg B. Colton
            ------------------
              Gregg B. Colton
              Vice President